Exhibit 99.2



Designated Filer:         Warburg Pincus Private Equity VIII, L.P.
Issuer & Ticker Symbol:   Nuance Communications, Inc. (NUAN)
Date of Event Requiring Statement:  August 28, 2006



                                      WARBURG PINCUS & CO.

1. Name:    Warburg Pincus & Co.
   Address: 466 Lexington Avenue      By: /s/ Scott A. Arenare   August 29, 2006
            New York, New York 10017  ------------------------   ---------------
                                       Name:  Scott A. Arenare
                                       Title: Partner


                                      WARBURG PINCUS LLC

2. Name:    Warburg Pincus LLC
   Address: c/o Warburg Pincus & Co.
            466 Lexington Avenue      By: /s/ Scott A. Arenare   August 29, 2006
            New York, New York 10017  ------------------------   ---------------
                                       Name:  Scott A. Arenare
                                       Title: Member


                                       WARBURG PINCUS PARTNERS LLC

3. Name:    Warburg Pincus Partners
            LLC
   Address: c/o Warburg Pincus & Co.
            466 Lexington Avenue     By:  Warburg Pincus & Co., its Managing
            New York, New York 10017      Member

                                     By: /s/ Scott A. Arenare    August 29, 2006
                                         ---------------------   ---------------
                                       Name:  Scott A. Arenare
                                       Title: Partner

Designated Filer:         Warburg Pincus Private Equity VIII, L.P.
Issuer & Ticker Symbol:   Nuance Communications, Inc. (NUAN)
Date of Event Requiring Statement:  August 28, 2006





4. Name:    William H. Janeway
            (Director)
   Address: c/o Warburg Pincus & Co.
            466 Lexington Avenue      By: /s/ Scott A. Arenare   August 29, 2006
            New York, New York 10017  ------------------------   ---------------
                                       Name:  William H. Janeway
                                       Title: Scott A. Arenare,
                                              attorney-in-fact

Designated Filer:         Warburg Pincus Private Equity VIII, L.P.
Issuer & Ticker Symbol:   Nuance Communications, Inc.  (NUAN)
Date of Event Requiring Statement:  August 28, 2006


5. Name:    Jeffrey A. Harris
            (Director)
   Address: c/o Warburg Pincus & Co.
            466 Lexington Avenue      By: /s/ Scott A. Arenare   August 29, 2006
            New York, New York 10017  ------------------------   ---------------
                                       Name:  Jeffrey A. Harris
                                       Title: Scott A. Arenare,
                                              attorney-in-fact